TAX EXPENSE (Details 1) - USD ($) $ in Thousands	Dec. 31, 2022	Dec. 31, 2021
Deferred Income Tax Assets:
Fixed Assets	$ 208	$ 0
Accrued Expenses	22	58
Net Operating Losses	4,030	5,010
Total	4,260	5,068
Deferred Income Tax Liabilities:
Fixed Assets and Intangibles	0	(11,094)
Leases	(134)	(96)
Total	(134)	(11,190)
Valuation Allowance	(4,126)	0
Net Deferred Tax Assets (Liabilities)	$ 0	$ (6,122)